UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2026

RACKSPACE TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39420	81-3369925
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19122 US Highway 281N, Suite 127
San Antonio, Texas 78258
(Address of principal executive offices, including zip code)

1-800-961-4454
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RXT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On June 18, 2026, Rackspace Technology, Inc. (the "Company") held its annual meeting of stockholders (the "2026 Annual Meeting"). The close of business on April 21, 2026 was previously established as the record date for the determination of stockholders entitled to notice of and to vote at the 2026 Annual Meeting (the "Record Date"). As of the Record Date, there were 249,222,499 shares of common stock of the Company outstanding (the "Shares"), with each Share being entitled to one vote. The holders of a total of 204,090,027 Shares, representing 81.89% of the total Shares outstanding, were present in person or by proxy at the 2026 Annual Meeting, constituting a quorum.

The final voting results for each of the proposals submitted to a vote of stockholders during the 2026 Annual Meeting are set forth below. A more complete description of each proposal is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 30, 2026 (the "Proxy Statement").

Proposal 1. To elect Gajen Kandiah and Michael Weston to the Board of Directors of the Company as Class III Directors, in each case, for a term of three years expiring at the annual meeting of stockholders to be held in 2029.

The Company’s stockholders duly elected Gajen Kandiah and Michael Weston, by at least a plurality of the votes cast, to serve as Class III Directors until the 2029 annual meeting of stockholders and until a successor is elected and qualified, subject, however, to such director's earlier death, resignation, retirement, removal or disqualification. The results of the voting were as follows:

Proposal	Nominee	Votes For	Votes Withheld	Broker Non-Votes
1a	Gajen Kandiah	146,814,807	1,268,776	56,006,444
1b	Michael Weston	146,868,686	1,214,897	56,006,444

Proposal 2. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The results of the voting were as follows:

Votes For	Votes Against	Abstentions
202,999,489	558,042	532,496

Proposal 3. To conduct an advisory vote to approve the compensation of the Company’s named executive officers, as further described in the Proxy Statement (a "say-on-pay" vote).

The Company’s stockholders approved, on a non-binding, advisory basis, the executive compensation of the Company’s named executive officers. The results of the voting were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
145,815,357	2,184,886	83,340	56,006,444

Proposal 4. To approve an amendment to the Company’s 2020 Equity Incentive Plan (the "2020 Incentive Plan") to increase the number of shares of the Company’s Common Stock authorized to be issued under the plan.

The Company’s stockholders voted to approve the amendment to the 2020 Incentive Plan. The results of the voting were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
136,479,067	11,505,559	98,957	56,006,444

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RACKSPACE TECHNOLOGY, INC.

Date:	June 18, 2026	By:	/s/ Sarah Alexander
Sarah Alexander
Vice President, Deputy General Counsel and Assistant Secretary